UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 20, 2005

WEATHERFORD INTERNATIONAL LTD.

(Exact name of registrant as specified in charter)

Bermuda (State of Incorporation)	1-31339 (Commission File No.)	98-0371344 (I.R.S. Employer Identification No.)

515 Post Oak Boulevard Suite 600 Houston, Texas (Address of Principal Executive Offices)		77027 (Zip Code)

Registrant’s telephone number, including area code: (713) 693-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction
A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Exhibit Index Appears on Page 3

Item 1.01. Entry into a Material Definitive Agreement

On January 20, 2005, our board of directors adopted the Weatherford Variable Compensation Plan. This plan is designed to motivate and reward employees whose efforts impact our performance. The plan will be applicable to 2005 and subsequent years, subject to the compensation committee of our board of directors establishing specific financial targets, if any, for each year. A copy of the plan is attached as an exhibit to this Form 8-K.

Item 9.01. Financial Statements and Exhibits

     (c)     Exhibit

     10.1     Weatherford Variable Compensation Plan.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEATHERFORD INTERNATIONAL LTD.
Dated: January 25, 2005	/s/ Lisa W. Rodriguez
Lisa W. Rodriguez
Senior Vice President and Chief Financial Officer

INDEX TO EXHIBIT

Number	Exhibit
10.1	Weatherford Variable Compensation Plan.